SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934


                                  June 13, 2007
                 Date of Report (date of earliest event reported)


                               CET SERVICES, INC.
               Exact name of Registrant as Specified in its Charter

          California               1-13852                 33-0285964
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation             Number                     Number

                 12503 E. Euclid Dr. #30, Centennial, CO 80111
            Address of Principal Executive Offices, Including Zip Code

                                (720) 875-9115
                Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 13, 2007, CET Services, Inc. (the "Company" or "CET") entered into Amendment No. 1 to the Agreement and Plan of Merger by and among the Company, Interactive Acquisition Corporation, a Nevada corporation and wholly owned subsidiary of the Company, Zoi Interactive Technologies, Inc. ("Zoi"), and CET Services of Nevada, Inc., a Nevada Corporation (the "Amendment"). The Amendment removes the obligations of the Company to not solicit, initiate, consider, encourage or accept any other proposals or offers from other persons relating to any acquisition or purchase of all or any portion of the capital stock of the Company. As a result, the Amendment will permit the Company to seek alternative offers or proposals during the period prior to a closing of the merger with Zoi. In addition, the Amendment gives CET the right to contact representatives of certain companies with which Zoi has ongoing relationships and requires that Zoi provide CET with weekly updates as to the status of certain matters.

     In connection with the proposed merger, CET has filed a preliminary proxy statement for its shareholders with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, CET'S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement will be available free of charge (when available) at the SEC's website, www.sec.gov, and shareholders of CET will also be able to obtain the proxy statement free of charge (when available) by directing their requests to Dale Bleck at CET at 720-875-3377 or dbleck@cetenv.com.

     CET and its directors and executive officers may be deemed, under SEC rules, to be soliciting proxies from CET's shareholders in favor of the proposed Merger. Information regarding the identity of these persons, and their interests in the solicitation, will be set forth in a proxy statement to be filed with the SEC, and will be available free of charge (when available) at the SEC's website, www.sec.gov, and shareholders of CET will also be able to obtain the proxy statement free of charge (when available) by directing their requests to Dale Bleck at CET at 720-875-3377 or dbleck@cetenv.com.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 10.1 Amendment No. 1 to Agreement and Plan of Merger Among Zoi Interactive Technologies, Inc., CET Services, Inc., Interactive Acquisition Corporation and CET Services of Nevada, Inc. dated June 13, 2007.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CET SERVICES, Inc.
                                   (Registrant)



Date: June 13, 2007                By: /s/ Steven H. Davis
                                      Steven H. Davis, President and
                                      Chief Executive Officer